UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

December 29, 2021

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33338	13-2721761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street, Pittsburgh, Pennsylvania		15203-2329
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 432-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 29, 2021, American Eagle Outfitters, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of all the issued and outstanding shares of capital stock of Quiet Logistics, Inc., a Delaware corporation (“Quiet Logistics”), and certain other strategic investments (the “Transaction”) pursuant to that certain Stock Purchase Agreement, dated as of November 1, 2021 (the “Purchase Agreement”), by and among The Original Real Co., a Delaware corporation and wholly owned subsidiary of the Company (“Buyer”), Quiet Holdings, LLC, a Delaware limited liability company (“QH”), Quiet Global Holdings, LLC, a Delaware limited liability company (“QGH”, together with QH, the “Sellers”), Quiet Logistics and, solely for the purposes of guaranteeing certain obligations of Buyer under the Purchase Agreement, the Company.

At the closing of the Transaction (the “Closing”), the Company acquired from the Sellers all of the issued and outstanding shares of capital stock of Quiet Logistics and previously disclosed strategic investments.

The aggregate cash purchase price paid at the Closing, after giving effect to estimated adjustments in respect of working capital and other customary matters, was approximately $359.8 million in cash (the “Purchase Price”). The Purchase Price remains subject to further adjustment pursuant to a customary post-closing reconciliation process.

The foregoing descriptions of the Purchase Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 3, 2021 and which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 29, 2021, the Company issued a press release announcing the consummation of the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 29, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2021	AMERICAN EAGLE OUTFITTERS, INC.

/s/ Stacy Siegal
Stacy Siegal
Executive Vice President and General Counsel